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                                                                  EXHIBIT 10.5.4


        AMENDMENT #4 TO ADMINISTRATIVE SERVICES AGREEMENT TO EXTEND TERM TO DECEMBER 31, 2002.

        AMENDMENT dated as of January 1, 1998 to the Administrative Services Agreement dated as of December 1, 1993 as amended by (i) the Amendment and Extension Agreement dated as of January 1, 1995, (ii) the Amendment dated as of May 2, 1996 and (iii) Amendment #3 dated as of February 2, 1998 (collectively, the "EXISTING AGREEMENT") by and between Irvine Apartment Communities, Inc., a Maryland corporation (the "COMPANY"), and The Irvine Company, a Delaware corporation.

        WHEREAS, the Company and The Irvine Company agree to extend the Existing Agreement until December 31, 2002 and to amend the Existing Agreement as provided below; and

        WHEREAS, the execution and delivery of this Agreement by the Company has been approved by the Independent Directors Committee of the Company's Board of Directors.

        NOW, THEREFORE, the parties hereto agree as follows:

        Section 1. The references to December 31, 1997 in Section 3(a) of the Existing Agreement are hereby amended to December 31, 2002.

        Section 2. Except as amended hereby, the provisions of the Existing Agreement are ratified, approved and confirmed and shall remain in full force and effect in accordance with its terms.

        Section 3. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland (without regard to laws regarding conflicts of law).

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

                                   IRVINE APARTMENT COMMUNITIES, INC.


                                   By:  /s/ Shawn Howe
                                        ----------------------------------------
                                        Name:  Shawn Howe
                                        Title: Vice President, Corporate Finance
                                               and Controller


                                   THE IRVINE COMPANY


                                   By:  /s/ Michael D. McKee
                                        ----------------------------------------
                                        Name:  Michael D. McKee
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                                   By:  /s/ Daniel C. Hedigan
                                        ----------------------------------------
                                        Name:  Daniel C. Hedigan
                                        Title: Assistant Secretary


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